UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22391
Nuveen Taxable Municipal Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
800)
257-8787
Date of fiscal year end:
March
 31
Date of reporting period:
March
 31, 2026

Item 1.	Reports to Stockholders.

Closed-End Funds	March 31, 2026
Nuveen Municipal
Closed-End
Funds

Nuveen Taxable Municipal Income Fund	NBB
Annual
Report

Table
of Contents

Discussion of
Fund Performance
Nuveen Taxable Municipal Income Fund (NBB)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen Taxable Municipal Income Fund (NBB).
The portfolio managers for NBB are Daniel Close, CFA, and Kristen DeJong, CFA
Below is a discussion of the Fund’s performance and the factors that contributed and detracted during the
12-month
reporting period ended March 31, 2026. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Taxable Municipal Income Fund (NBB)
What factors affected markets during the reporting period?

•
Yields fell across much of the short end of the curve but rose for the longest maturities, steepening the yield curve over the reporting period. Yields saw elevated volatility during the reporting period, this volatility was in response to uncertainties related to U.S. fiscal and trade policy under the Trump administration, federal debt sustainability, the path of monetary policy and Federal Reserve independence, and intensifying geopolitical risks that drove energy prices sharply higher and increased inflation pressures at period end.

•
While credit fundamentals remained strong, supply pressure during the early part of the reporting period weighed on the taxable municipal market. Supply patterns dissipated as the reporting period unfolded, leaving a somewhat positive technical for the fiscal year. Demand for taxable municipal debt was relatively stable during the reporting period but fluctuated with changing interest and currency rates.

What key strategies were used to manage the Fund during the reporting period?

•
During the reporting period, the Fund continued to seek opportunities to enhance the Fund’s income earnings capability, emphasizing intermediate- to longer-maturity taxable municipal bonds offering incrementally higher yields and selective investments in lower-rated investment grade and below investment grade bonds.

•
The portfolio management team engaged in opportunistic trades to support the Fund’s income by reinvesting periodic premiums received as part of the Fund’s hedging program as well as bond calls and maturities across a variety of sectors.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended March 31, 2026, NBB returned 5.90%. The Fund outperformed the Bloomberg Taxable Municipal Long Bond Index, which returned 5.04%.
Top contributors to relative performance

•	Sector allocations, led by overweights to outperforming special tax, leasing and electric sectors.

•	Underweight to bonds with durations of 12 years and longer.

•	The Fund’s use of leverage through its investment in inverse floating rate securities and reverse repurchase agreements.

•	The Fund’s interest rate hedge position through the use of futures and swaps.

Discussion of Fund Performance (continued)

Top detractors from relative performance

•	An overweight allocation to non-rated bonds.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2026. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investments value changes.
During the current fiscal period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB
April	$0.0965
May	0.0965
June	0.0965
July	0.0965
August	0.0965
September	0.0965
October	0.0965
November	0.0965
December	0.0965
January	0.0965
February	0.0965
March	0.0965
Total Distributions from Net Investment Income	$1.1580

Yields	NBB
Market Yield*	7.39%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the fiscal period.
The Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time of the distribution which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.
NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at
https://www.nuveen.com/resource-center-closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current fiscal period, the Fund was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

NBB
Maximum aggregate offering	$120,480,111
During the current fiscal period, the Fund did not sell any common shares through its shelf offering.

Common Share Information (continued)

Refer to Notes to Financial Statements, for further details of Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
The Fund’s Board of Trustees authorized an open-market share repurchase program, allowing the Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current fiscal period, the Fund did not repurchase any of its outstanding common shares. As of March 31, 2026, (and since the inception of the Fund’s repurchase programs), the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Refer to the Notes to Financial Statements for further details on share repurchases and Fund’s transactions.

About the Fund’s Benchmark
Bloomberg Taxable Municipal Long Bond Index:
A rules-based index engineered for the long-term taxable municipal bond market. Bonds in the index have effective maturities of 10+ years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holdings Summaries for the Fund are shown below within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than
10-years
of performance. For performance, current to the most recent
month-end
visit Nuveen.com or call (800)
257-8787.
Impact of Leverage
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through its issuance of reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage Ratios
The Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NBB	Nuveen Taxable Municipal Income Fund Fund Performance, Leverage and Holdings Summaries March 31, 2026
Performance*

		Total Returns as of March 31, 2026
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NBB at Common Share NAV	4/27/10	5.90%	0.62%	3.13%
NBB at Common Share Price	4/27/10	5.08%	(0.28)%	3.21%
Bloomberg Taxable Municipal Long Bond Index	–	5.04%	(0.25)%	2.74%
NBB Blended Benchmark	–	5.04%	(0.25)%	2.63%
* For purposes of Fund performance, relative results are measured against the NBB Linked Benchmark, which consists of the linked returns between the Bloomberg Taxable Long Municipal Bond Index (effective November 17, 2018) and the Bloomberg Aggregate-Eligible Build America Bond Index (through November 16, 2018).
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of March 31, 2026 -
Common Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$16.26	$15.66	(3.69)%	(2.70)%

Fund Performance and Holdings Summaries March 31, 2026
(continued)

Leverage and Holdings

Leverage
Effective Leverage	38.11%
Regulatory Leverage	0.00%

Fund Allocation (% of net assets)
Municipal Bonds	140.1%
Repurchase Agreements	1.9%
Other Assets & Liabilities, Net	3.2%
Reverse Repurchase Agreements, including accrued interest	(41.4)%
Floating Rate Obligations	(3.8)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	4.2%
AA	41.0%
A	27.0%
BBB	10.0%
BB or Lower	7.1%
N/R (not rated)	9.4%
N/A (not applicable)	1.3%
Total	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.5%
Utilities	20.2%
Transportation	18.3%
Tax Obligation/General	9.6%
Health Care	9.0%
Education and Civic Organizations	8.4%
Other	8.7%
Repurchase Agreements	1.3%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Taxable Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Taxable Municipal Income Fund (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year ended March 31, 2026, the statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the two years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended March 31, 2024 and the financial highlights for each of the periods ended on or prior to March 31, 2024 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 28, 2026
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments March 31, 2026
NBB

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 140.1% (98.7% of Total Investments)

		MUNICIPAL BONDS - 140.1% (98.7% of Total Investments)

		ALABAMA - 0.9% (0.6% of Total Investments)
$ 4,000,000		Homewood Educational Building Authority, Alabama, Revenue Bonds, CHF-Horizons II, LLC Student Housing and Parking Project at Samford University Taxable Series 2024D	7.423%	10/01/44	$4,210,642

		TOTAL ALABAMA			4,210,642

		ALASKA - 0.7% (0.5% of Total Investments)
3,025,000		Port Lions, Alaska, Revenue Bonds, Kodiak Area Native Association Project, Taxable Series 2022	7.500	10/01/52	3,147,710

		TOTAL ALASKA			3,147,710

		ARIZONA - 0.4% (0.3% of Total Investments)
2,000,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Grand Canyon University Project, Taxable Series 2024	7.375	10/01/29	2,109,234

		TOTAL ARIZONA			2,109,234

		CALIFORNIA - 31.0% (21.8% of Total Investments)
1,290,000		ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds, Community Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street Project, Taxable Refunding Series 2018	5.100	09/01/28	1,280,907
6,125,000		ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds, Community Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street Project, Taxable Refunding Series 2018	5.500	09/01/38	5,776,438
5,500,000		Alameda Corridor Transportation Authority, California, Revenue Bonds, Taxable Refunding Subordinate Lien Series 2024 - AGM Insured	0.000	10/01/39	2,561,531
1,000,000		California Infrastructure and Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes Project, Taxable Series 2019	3.550	10/01/34	876,400
1,500,000		California Infrastructure and Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes Project, Taxable Series 2019	4.000	10/01/39	1,218,486
8,260,000		California Infrastructure and Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes Project, Taxable Series 2019	4.658	10/01/59	5,867,101
1,000,000		California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B	6.486	05/15/49	1,041,377
8,010,000	(a)	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Taxable Refunding Series 20202B	6.375	11/15/48	7,670,817
540,000	(a)	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Taxable Refunding Series 2023B	6.500	07/01/32	545,763
4,530,000	(b)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2	8.361	10/01/34	5,337,051
7,010,000		California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B	6.484	11/01/41	7,453,255
2,000,000		California State, General Obligation Bonds, Build America Federally Taxable Series 2009	7.550	04/01/39	2,376,409
4,110,000	(b)	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010	7.600	11/01/40	4,935,011
2,000,000	(a)	California Statewide Communities Development Authority, Limited Obligation Improvement Bonds, 300 Lakeside Drive Oakland Property Assessed Clean Energy, Taxable Sustainability Green Series 2023	8.000	09/02/53	2,043,530

12	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$ 1,250,000		California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities & Services, Taxable Series 2021B	2.240%	04/01/31	$1,113,935
1,255,000		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022B - AGM Insured	7.140	08/15/47	1,318,035
7,500,000	(b)	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010	6.600	08/01/42	8,109,109
10,000,000	(c)	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, (UB)	6.600	08/01/42	10,812,145
2,000,000	(a),(c)	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XTG002, Formerly Tender Option Bond Trust TN027, (IF)	16.401	08/01/49	3,146,838
1,730,000	(b)	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Mulitple Capital Projects I, Build America Taxable Bond Series 2010B	7.488	08/01/33	1,879,165
11,380,000	(b)	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Mulitple Capital Projects I, Build America Taxable Bond Series 2010B	7.618	08/01/40	13,379,531
2,640,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C	6.582	05/15/39	2,827,634
23,785,000	(b)	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable - Direct Payment - Build America Bonds, Series 2010D	6.574	07/01/45	25,228,733
4,000,000	(a),(c)	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, (IF)	14.505	07/01/50	5,566,896
4,105,000	(b)	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center, Series 2015	5.637	04/01/50	4,209,341
2,200,000		San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A	5.911	04/01/48	2,225,871
1,500,000		San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Taxable Build America Bond Series 2010G	6.950	11/01/50	1,655,529
1,000,000		San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E	8.406	08/01/39	1,201,741
4,000,000	(a),(c)	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, Formerly Tender Option Bond Trust B001, (IF)	14.720	11/01/41	5,623,894
2,000,000	(a),(c)	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, Formerly Tender Option Bond Trust B001, (IF)	14.720	11/01/41	2,811,947
1,080,000	(a)	San Francisco City and County, California, Development Special Tax Bonds, Mission Rock Facilities and Services Special Tax District 2020-1, Taxable Series 2021B	4.000	09/01/31	1,047,149
2,000,000	(b)	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build America Bond Series 2010H	6.548	05/15/48	2,124,084
4,095,000		Vernon, California, Electric System Revenue Bonds, Series 2008A	8.590	07/01/38	4,933,226

		TOTAL CALIFORNIA			148,198,879

See Notes To Financial Statements	13

Portfolio of Investments March 31, 2026 (continued)
NBB

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO - 2.2% (1.6% of Total Investments)
$ 6,250,000	(a)	Colorado Educational and Cultural Facilities Authority, Cultural Facilities Revenue Bonds, Stanley Project, Taxable Senior Lien Series 2025A-2	10.000%	02/01/45	$6,374,757
2,940,000	(b)	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C	5.664	12/01/33	3,050,656
1,230,000	(b)	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build America Series 2010B	5.844	11/01/50	1,231,070

		TOTAL COLORADO			10,656,483

		DISTRICT OF COLUMBIA - 3.8% (2.7% of Total Investments)
14,365,000	(b)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D	7.462	10/01/46	16,918,481
1,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D - AGM Insured	7.462	10/01/46	1,190,923

		TOTAL DISTRICT OF COLUMBIA			18,109,404

		FLORIDA - 4.3% (3.1% of Total Investments)
13,745,000	(a)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Taxable Series 2021B	5.000	10/01/36	12,660,269
1,400,000	(a)	Miami, Florida, Special Obligation Revenue Bonds, Street & Sidewalk Improvement Program, Taxable Refunding Series 2018B - AGM Insured	4.808	01/01/39	1,338,340
6,570,000		Miami-Dade County, Florida, Seaport Revenue Bonds, Taxable Series 2023	6.224	11/01/55	6,750,629

		TOTAL FLORIDA			20,749,238

		GEORGIA - 7.3% (5.1% of Total Investments)
2,202,000		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A	6.655	04/01/57	2,378,508
5,520,000		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A - AGM Insured	7.055	04/01/57	6,212,339
18,897,000	(b)	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A	7.055	04/01/57	20,915,757
4,874,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A	6.637	04/01/57	5,230,949

		TOTAL GEORGIA			34,737,553

		ILLINOIS - 14.3% (10.1% of Total Investments)
2,210,000		Bellwood Illinois, Tax Increment Revenue Bonds, Senior Apartments Project, Series 2022	6.000	12/01/50	2,079,778
4,030,000	(b)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2010C - BAM Insured	6.319	11/01/29	4,179,253
12,285,013	(b)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B	6.200	12/01/40	12,990,182
355,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Taxable Build America Bond Series 2010B	6.395	01/01/40	389,264
1,000,000		Chicago, Illinois, General Obligation Bonds, Taxable Project, Build America Bonds - Direct Payment, Series 2010B - BAM Insured	7.517	01/01/40	1,155,838
1,935,000		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B	6.900	01/01/40	2,117,261
4,450,000		Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B	6.742	11/01/40	4,873,158
1,950,000		Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D	6.229	11/15/34	2,073,299
7,500,000	(a)	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Taxable Series 2025B	8.250	09/01/39	7,203,697
2,490,000	(a)	Illinois International Port District, Revenue Bonds, Taxable Refunding Series 2020	5.000	01/01/35	2,311,812

14	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$ 1,428,572		Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5	7.350%	07/01/35	$1,536,612
10,796,154	(b)	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3	6.725	04/01/35	11,307,734
10,312,000	(b)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond Senior Lien Series 2009A	6.184	01/01/34	10,971,202
2,420,000	(b)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond Senior Lien Series 2009B	5.851	12/01/34	2,538,486
950,000		Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C	6.859	01/01/39	1,018,431
1,375,000		Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A	7.820	01/01/40	1,593,713

		TOTAL ILLINOIS			68,339,720

		INDIANA - 2.3% (1.6% of Total Investments)
3,500,000		Indiana Finance Authority, Revenue Bonds, Deaconess Health System, Taxable Series 2021A	3.313	03/01/51	2,407,175
5,000,000		Knox County, Indiana, Economic Development Revenue Bonds, Good Samaritan Hospital Project, Taxable Series 2012B	5.900	04/01/34	4,986,481
3,500,000	(a)	Valparaiso, Indiana, Revenue Bonds, Valparaiso University Project, Taxable Series 2025B	9.500	10/01/35	3,553,181

		TOTAL INDIANA			10,946,837

		KENTUCKY - 1.7% (1.2% of Total Investments)
5,000		Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Build America Bond Series 2010B - AGM Insured	6.490	09/01/37	5,004
5,450,000	(b)	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A	6.250	05/15/43	5,662,740
1,250,000		Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Louisville Medical Center, Inc. Steam and Chilled Water Plant Project, Taxable Series 2020	4.394	05/01/50	857,340
1,790,000		Newport, Kentucky, Industrial Building Revenue Bonds, South Beach 1, LLC Project, Taxable Refunding Series 2022	4.125	03/01/33	1,679,602

		TOTAL KENTUCKY			8,204,686

		LOUISIANA - 0.6% (0.4% of Total Investments)
3,000,000		New Orleans, Louisiana, General Obligation Bonds, Public Improvement Series 2016	4.550	12/01/46	2,539,147
500,000		Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Junior Lien Series 2020C	4.210	12/01/44	392,574

		TOTAL LOUISIANA			2,931,721

		MARYLAND - 2.8% (1.9% of Total Investments)
1,500,000		Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Senior Parking Facilities Revenue, Series 2018B	4.580	06/01/33	1,479,805
2,945,000		Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Senior Parking Facilities Revenue, Series 2018B	4.790	06/01/38	2,817,681
4,285,000		Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Senior Parking Facilities Revenue, Series 2018B	5.050	06/01/43	3,965,645
5,350,000		Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Senior Parking Facilities Revenue, Series 2018B	5.320	06/01/51	4,852,500

		TOTAL MARYLAND			13,115,631

See Notes To Financial Statements	15

Portfolio of Investments March 31, 2026 (continued)
NBB

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MASSACHUSETTS - 1.1% (0.8% of Total Investments)
$ 1,000,000		Massachusetts Development Finance Agency Revenue Bonds, Wellforce Issue, Series C&D (2020) - AGM Insured	3.520%	10/01/46	$706,943
4,000,000	(a),(c)	Massachusetts, Transporation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, (IF)	10.856	06/01/40	4,741,898

		TOTAL MASSACHUSETTS			5,448,841

		MINNESOTA - 0.4% (0.3% of Total Investments)
1,855,000		Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Build America Taxable Bond Series 2010C	6.770	01/01/46	2,014,410

		TOTAL MINNESOTA			2,014,410

		MISSISSIPPI - 0.5% (0.3% of Total Investments)
2,085,000		Mississippi State, General Obligation Bonds, Taxable Build America Bond Series 2010F	5.245	11/01/34	2,135,627

		TOTAL MISSISSIPPI			2,135,627

		MISSOURI - 0.2% (0.2% of Total Investments)
1,000,000		Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Federally Taxable Build America Bonds - Direct Pay, Series 2009A	6.890	01/01/42	1,080,161

		TOTAL MISSOURI			1,080,161

		NEW HAMPSHIRE - 0.9% (0.6% of Total Investments)
4,205,000	(a)	National Finance Authority, New Hampshire, Utility Revenue Bonds, Wheeling Power Company Project, Taxable Refunding Series 2024A	6.890	04/01/34	4,399,648

		TOTAL NEW HAMPSHIRE			4,399,648

		NEW JERSEY - 3.6% (2.6% of Total Investments)
3,000,000		New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F	7.414	01/01/40	3,549,363
8,805,000		New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A	7.102	01/01/41	10,167,444
2,000,000		Rutgers State University, New Jersey, Revenue Bonds, Taxable Build America Bond Series 2010H	5.665	05/01/40	2,046,377
870,000		South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Taxable Build America Bond Series 2009P-3	7.365	01/01/40	997,860
530,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build America Bond Series 2009A-5	7.000	11/01/38	580,765

		TOTAL NEW JERSEY			17,341,809

		NEW YORK - 16.3% (11.5% of Total Investments)
135,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Taxable Series 2023B	7.250	02/01/27	136,189
10,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Taxable Series 2018B	5.096	08/01/34	9,430,137
1,415,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Taxable Series 2018B - AGM Insured	4.946	08/01/48	1,252,585
1,590,263	(c)	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build America Taxable Bonds, Series 2010D, (UB)	5.600	03/15/40	1,610,433
5,100,000	(b)	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B	5.850	05/01/41	5,133,666
595,000		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C	7.336	11/15/39	690,096
11,390,000	(b)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A	6.668	11/15/39	12,176,926
5,090,000	(b)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010E	6.814	11/15/40	5,560,259
440,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Green Climate Certified Series 2020C-2	5.175	11/15/49	411,047

16	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$ 3,675,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Taxable Series 2020B	4.600%	12/01/46	$2,976,915
850,000	(a)	New York City Industrial Development Agency, New York, Installment Purchase and Lease Revenue Bonds, Queens Baseball Stadium Project, Series 2006 - AMBAC Insured	6.027	01/01/46	830,491
1,800,000		New York City Industrial Development Agency, New York, Installment Purchase and Lease Revenue Bonds, Queens Baseball Stadium Project, Series 2006 - AGM Insured	6.027	01/01/46	1,796,623
315,000	(a)	New York City Industrial Development Authority, New York, Rental Revenue Bonds, Yankee Stadium Project, Taxable Series 2009 - AGM Insured	11.000	03/01/29	350,273
3,595,000	(a),(c)	New York City Municipal Water Finance Authority, (IF)	12.275	06/15/44	3,727,055
1,500,000	(b)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA	5.440	06/15/43	1,447,533
2,595,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD	5.952	06/15/42	2,661,378
2,025,000	(c)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, (UB)	5.952	06/15/42	2,076,797
10,040,000	(b)	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2011 Taxable Build America Bond Series 2010S-1B	6.828	07/15/40	10,967,594
3,000,000		New York City, New York, General Obligation Bonds, Taxable Fiscal 2025 Series D-1	5.114	10/01/54	2,744,118
5,495,000		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Refunding Series 2010A	8.572	11/01/40	5,186,917
3,450,000		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Refunding Series 2010A	8.572	11/01/40	3,256,764
2,970,000		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C1 - AGM Insured	8.572	11/01/40	3,334,352

		TOTAL NEW YORK			77,758,148

		OHIO - 5.8% (4.1% of Total Investments)
6,350,000	(b)	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B	7.834	02/15/41	7,674,331
1,000,000		American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B	8.084	02/15/50	1,249,012
1,425,000		American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B	7.499	02/15/50	1,642,843
7,040,000	(b)	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C	6.053	02/15/43	7,137,879
10,575,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Kenwood Collection Redevelopment, Refunding Senior Lien Series 2016A	6.600	01/01/39	9,810,373

		TOTAL OHIO			27,514,438

		OKLAHOMA - 4.0% (2.8% of Total Investments)
6,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2018C - AGM Insured	5.450	08/15/28	6,095,056
13,200,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2018D	5.450	08/15/28	13,134,544

		TOTAL OKLAHOMA			19,229,600

See Notes To Financial Statements	17

Portfolio of Investments March 31, 2026 (continued)
NBB

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OREGON - 0.9% (0.6% of Total Investments)
$ 1,590,000		Hillsboro Economic Development Council, Oregon, Tax Increment Revenue Bonds, North Hillsboro Industrial Renew Area, Taxable Series 2024 - AGM Insured	5.815%	06/01/38	$1,662,087
1,600,000		Hillsboro Economic Development Council, Oregon, Tax Increment Revenue Bonds, North Hillsboro Industrial Renew Area, Taxable Series 2024 - AGM Insured	5.865	06/01/39	1,668,809
1,000,000		Port of Portland, Oregon, Portland International Airport Customer Facility Charge Revenue Bonds, Taxable Series 2019	4.237	07/01/49	837,563

		TOTAL OREGON			4,168,459

		PENNSYLVANIA - 1.4% (1.0% of Total Investments)
1,820,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D	6.218	06/01/39	1,905,885
215,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Taxable Series 2024C	5.362	11/01/37	220,785
1,640,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A	6.105	12/01/39	1,757,894
2,715,000	(b)	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B	5.511	12/01/45	2,689,330
305,000		Philadelphia Redevelopment Authority, Pennsylvania, City Service Agreement Revenue Bonds, City of Philadelphia Neighborhood Preservation Initiative, Taxable Social Series 2024A	5.226	09/01/40	305,707

		TOTAL PENNSYLVANIA			6,879,601

		SOUTH CAROLINA - 3.4% (2.4% of Total Investments)
205,000	(a)	South Carolina Public Service Authority, (IF)	14.609	01/01/50	270,991
1,550,000		South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C	6.454	01/01/50	1,649,791
2,000,000		South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C - AGM Insured	6.454	01/01/50	2,141,371
8,985,000		South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, (UB)	6.454	01/01/50	9,563,465
2,585,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C - AGM Insured	5.784	12/01/41	2,722,576

		TOTAL SOUTH CAROLINA			16,348,194

		TENNESSEE - 4.8% (3.4% of Total Investments)
1,500,000		Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Series 2018B	5.308	04/01/48	1,339,878
280,000		Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Taxable Series 2017B	4.700	07/01/27	269,984
7,915,000		Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Taxable Series 2017B	5.200	07/01/37	6,722,823
1,515,000		Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Taxable Series 2017B	5.450	07/01/45	1,147,534
5,010,000	(b)	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2	7.431	07/01/43	5,633,942
7,350,000	(b)	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B	6.731	07/01/43	7,867,729

		TOTAL TENNESSEE			22,981,890

18	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS - 9.5% (6.7% of Total Investments)
$ 2,520,000		Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Taxable Build America Bonds, Series 2009B	5.999%	12/01/44	$2,609,760
16,115,000	(b)	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B	7.088	01/01/42	17,892,739
1,000,000		Fort Worth, Tarrant, Denton, Parker, Johnson, and Wise Counties, Texas, Special Tax Revenue Bonds, Taxable Series 2017B	4.238	03/01/47	859,037
1,500,000		Greater Texas Cultural Educational Facilities Finance Corporation, Texas, Revenue Bonds, Biomedical Research Institute Taxable Series 2024B	6.250	06/01/37	1,460,487
665,000		Harris County, Texas, Hotel Occupancy Tax Revenue Bonds, Senior Lien Taxable Series 2024	5.363	08/15/49	643,056
10,285,000	(b)	North Texas Tollway Authority, System Revenue Bonds, Taxble Build America Bond Series 2009B	6.718	01/01/49	11,236,768
7,545,000		San Antonio, Texas, Customer Facility Charge Revenue Bonds, Rental Car Special Facilities Project, Series 2015	5.671	07/01/35	7,547,238
2,000,000		San Antonio, Texas, Customer Facility Charge Revenue Bonds, Rental Car Special Facilities Project, Series 2015	5.871	07/01/45	1,945,981
1,000,000		San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable Bond Series 2010A	5.808	02/01/41	1,023,664
10,000		San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012	4.427	02/01/42	9,673

		TOTAL TEXAS			45,228,403

		UTAH - 1.6% (1.1% of Total Investments)
8,500,000	(a)	Salt Lake County, Utah, Convention Hotel Revenue Bonds, Taxable Series 2019	5.750	10/01/47	7,410,764

		TOTAL UTAH			7,410,764

		VIRGINIA - 3.0% (2.1% of Total Investments)
1,840,000	(a)	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Fredericksburg Stadium Project, Taxable Series 2019A	5.500	09/01/49	1,777,917
10,225,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A	6.706	06/01/46	7,972,614
4,675,000	(a)	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B	12.000	04/01/48	4,683,417

		TOTAL VIRGINIA			14,433,948

		WASHINGTON - 6.1% (4.3% of Total Investments)
27,045,000	(b)	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B	6.790	07/01/40	29,073,854

		TOTAL WASHINGTON			29,073,854

		WEST VIRGINIA - 1.7% (1.2% of Total Investments)
10,800,000		Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Refunding Class 1 Senior Series 2020A	4.306	06/01/49	7,989,235

		TOTAL WEST VIRGINIA			7,989,235

		WISCONSIN - 2.6% (1.8% of Total Investments)
480,000	(a)	Fond du Lac County, Wisconsin, Revenue Bonds, Bug Tussel 1 LLC Project, Taxable Social Series 2022A - BAM Insured	5.569	11/01/51	456,632
2,360,000	(a)	Fond du Lac County, Wisconsin, Revenue Bonds, Bug Tussel 1 LLC Project, Taxable Social Series 2023 - BAM Insured	6.434	11/01/52	2,424,374
400,000		Fond du Lac County, Wisconsin, Revenue Bonds, Bug Tussel 2 LLC Project, Taxable Series 2024 - BAM Insured	6.201	05/01/54	405,551
4,935,000		Public Finance Authority of Wisconsin, Wisconsin, Revenue Bonds, E-470 Public Highway Authority Service Areas Project, Taxable Senior Lien Series 2025	7.087	07/01/60	4,973,205
1,500,000		Public Finance Authority, Wisconsin, Revenue Bonds, Peddie School, Series 2020	3.127	07/01/50	1,042,994

See Notes To Financial Statements	19

Portfolio of Investments March 31, 2026 (continued)
NBB

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$ 2,500,000		Public Finance Authority, Wisconsin, Revenue Bonds, Texas Biomedical Research Institute Project, Taxable Series 2021B	3.625%	06/01/51	$ 1,367,211
2,000,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Taxable Senior Series 2020A - AGM Insured	4.473	12/15/47	1,753,206

		TOTAL WISCONSIN			12,423,173

		TOTAL MUNICIPAL BONDS (Cost $684,053,556)			669,317,941

		TOTAL LONG-TERM INVESTMENTS (Cost $684,053,556)			669,317,941

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 1.9%(1.3% of Total Investments)
		REPURCHASE AGREEMENTS - 1.9% (1.3% of Total Investments)
825,000	(d)	Fixed Income Clearing Corporation	3.600	04/01/26	825,000
8,208,445	(e)	Fixed Income Clearing Corporation	1.060	04/01/26	8,208,445

		TOTAL REPURCHASE AGREEMENTS (Cost $9,033,445)			9,033,445

		TOTAL SHORT-TERM INVESTMENTS (Cost $9,033,445)			9,033,445

		TOTAL INVESTMENTS - 142.0% (Cost $693,087,001)			678,351,386

		FLOATING RATE OBLIGATIONS - (3.8)%			(18,075,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (41.4)%(f)			(197,934,049)

		OTHER ASSETS & LIABILITIES, NET - 3.2%			15,480,130

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 477,822,467

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $95,081,584 or 14.0% of Total Investments.

(b)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the fiscal period, investments with a value of $231,865,684 have been pledged as collateral for reverse repurchase agreements.

(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d)
Agreement with Fixed Income Clearing Corporation, 3.600% dated 3/31/26 to be repurchased at $825,083 on 4/1/26, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 2/15/56, valued at $841,509.

(e)
Agreement with Fixed Income Clearing Corporation, 1.060% dated 3/31/26 to be repurchased at $8,208,687 on 4/1/26, collateralized by Government Agency Securities, with coupon rate 3.375% and maturity date 11/30/27, valued at $8,372,787.

(f)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 29.2%.
Investments in Derivatives

Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Ultra Bond	(732)	6/26	$(88,206,463)	$(85,323,750)	$2,882,713

20	See Notes To Financial Statements

Statement of Assets and Liabilities

March 31, 2026	NBB
ASSETS
Long-term investments, at value †	$669,317,941
Short-term investments, at value à	9,033,445
Cash	345,000
Cash collateral at broker for investments in futures contracts (1)	4,146,845
Receivables:
Interest	13,611,401
Investments sold	738,610
Deferred offering costs	189,339
Other	45,019
Total assets	697,427,600
LIABILITIES
Reverse repurchase agreements, including accrued interest	197,934,049
Floating rate obligations	18,075,000
Payables:
Management fees	396,976
Dividends	2,737,436
Interest	92,211
Variation margin on futures contracts	160,125
Accrued expenses:
Custodian fees	81,550
Investor relations fees	17,890
Trustees fees	46,616
Professional fees	34,003
Shareholder reporting expenses	27,600
Shareholder servicing agent fees	98
Other	1,579
Total liabilities	219,605,133
Commitments and contingencies (2)
Net assets applicable to common shares	$477,822,467

Common shares outstanding	29,394,752
Net asset value (“NAV”) per common share outstanding	$16.26
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$293,948
Paid-in capital	527,845,688
Total distributable earnings (loss)	(50,317,169)
Net assets applicable to common shares	$477,822,467
Authorized shares:
Common	Unlimited

† Long-term investments, cost	$684,053,556

à Short-term investments, cost	$9,033,445

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements 21

Statement of Operations

Year Ended March 31, 2026	NBB

INVESTMENT INCOME
Interest	$42,333,278
Total investment income	42,333,278

EXPENSES

Management fees	4,688,241
Shareholder servicing agent fees	361
Interest expense	10,416,253
Trustees fees	34,111
Custodian expenses, net	65,130
Investor relations expenses	122,201
Professional fees	70,814
Shareholder reporting expenses	59,761
Stock exchange listing fees	9,295
Other	7,642

Total expenses	15,473,809

Net investment income (loss)	26,859,469

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(2,421,907)
Futures contracts	(1,731,468)
Net realized gain (loss)	(4,153,375)

Change in unrealized appreciation (depreciation) on:
Investments	(955,026)
Futures contracts	5,624,618
Net change in unrealized appreciation (depreciation)	4,669,592

Net realized and unrealized gain (loss)	516,217

Net increase (decrease) in net assets applicable to common shares from operations	$27,375,686

See Notes to Financial Statements 22

Statement of Changes in Net Assets

	NBB
	Year Ended 3/31/26	Year Ended 3/31/25
OPERATIONS
Net investment income (loss)	$26,859,469	$22,499,794
Net realized gain (loss)	(4,153,375)	(3,024,684)
Net change in unrealized appreciation (depreciation)	4,669,592	3,717,120

Net increase (decrease) in net assets applicable to common shares from operations	27,375,686	23,192,230

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(29,408,794)	(26,015,873)
Return of Capital	(4,630,329)	(6,671,091)

Total distributions	(34,039,123)	(32,686,964)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	—	1,761

Net increase (decrease) applicable to common shares from capital share transactions	—	1,761
Net increase (decrease) in net assets applicable to common shares	(6,663,437)	(9,492,973)
Net assets applicable to common shares at the beginning of period	484,485,904	493,978,877

Net assets applicable to common shares at the end of period	$477,822,467	$484,485,904

See Notes to Financial Statements 23

Statement of Cash Flows

Year Ended March 31, 2026	NBB

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$27,375,686
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(41,825,854)
Proceeds from sale and maturities of investments	66,593,384
Proceeds from (Purchase of) short-term investments, net	(4,287,357)
Amortization (Accretion) of premiums and discounts, net	1,977,263
(Increase) Decrease in:
Receivable for interest	(166,985)
Receivable for investments sold	(275,942)
Other assets	(12,149)
Increase (Decrease) in:
Payable for interest	(49,702)
Payable for variation margin on futures contracts	(230,125)
Payable for management fees	(10,275)
Accrued custodian fees	54,158
Accrued investor relations fees	5,330
Accrued Trustees fees	3,956
Accrued professional fees	28,548
Accrued shareholder reporting expenses	(7,521)
Accrued shareholder servicing agent fees	42
Accrued other expenses	1,290
Net realized (gain) loss from investments	2,421,907
Net change in unrealized (appreciation) depreciation of investments	955,026
Net cash provided by (used in) operating activities	52,550,680
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from reverse repurchase agreements	1,656,091,000
(Repayments of) reverse repurchase agreements	(1,656,091,000)
(Repayments of) floating rate obligations	(18,735,000)
Cash distributions paid to common shareholders	(34,058,933)

Net cash provided by (used in) financing activities	(52,793,933)
Net increase (decrease) in cash and cash collateral at brokers	(243,253)
Cash and cash collateral at brokers at the beginning of period	4,735,098

Cash and cash collateral at brokers at the end of period	$4,491,845

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NBB
Cash paid for interest	$10,455,075
The following table provides a reconciliation of cash and cash collateral at brokers to the Statement of Assets and Liabilities:

NBB
Cash	$345,000
Cash collateral at broker for investments in futures contracts	4,146,845
Total cash and cash collateral at brokers	$4,491,845

See Notes to Financial Statements 24

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25

Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NBB
3/31/26	$16.48	$0.91	$0.03	$0.94	$(1.00)	$—	$(0.16)	$(1.16)	$—		$—	$16.26	$15.66
3/31/25	16.81	0.77	0.01	0.78	(0.88)	—	(0.23)	(1.11)	—		—	16.48	16.02
3/31/24	17.04	0.73	0.36	1.09	(0.81)	(0.48)	(0.03)	(1.32)	—		—	16.81	15.32
3/31/23	20.00	0.95	(2.78)	(1.83)	(1.14)	—	—	(1.14)	—		0.01	17.04	16.12
3/31/22	22.11	1.23	(2.07)	(0.84)	(1.28)	—	—	(1.28)	—	(d)	0.01	20.00	19.99

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

26

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

5.90%	5.08%	$477,822	3.24%	5.61%	6%
4.79	12.14	484,486	3.65	4.60	10
6.65	3.45	493,979	3.63	4.39	2
(8.98)	(13.68)	500,777	2.63	5.46	5
(4.26)	(6.31)	572,087	1.31	5.46	1

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NBB
3/31/26	2.18%
3/31/25	2.53
3/31/24	2.58
3/31/23	1.57
3/31/22	0.32

(d)	Value rounded to zero.

See Notes to Financial Statements 27

Notes to Financial Statements
1. General Information
Fund Information:
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Taxable Municipal Income Fund (NBB) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end
management investment company. The Fund was organized as a Massachusetts business trust on December 4, 2009.
Current Fiscal Period:
The end of the reporting period for the Fund is March 31, 2026, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2026 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory
agreement with Nuveen Asset Management, LLC, (the
“Sub-Adviser”),
a subsidiary of the Adviser, under which the
Sub-Adviser
manages the investment portfolio of the Fund.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation:
The Fund pays no compensation directly to those of its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications:
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements:
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statements of Assets and Liabilities.
The Fund’s investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.

Segment Reporting:
The Fund represents a single operating segment. The officers of the Fund act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of the Fund as a whole and is responsible for the Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement (ASU No.
 2023-09):
In December 2023, the FASB issued Accounting Standard Update (“ASU”)
No. 2023-09,
Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU
2023-09”).
The primary purpose of the amendments within ASU
2023-09
is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU
2023-09
are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Funds adopted the new guidance. See Note 7 for more income tax information.
New Accounting Pronouncement (ASU No.
 2025-11):
In December 2025, the FASB issued ASU
No. 2025-11,
Interim Reporting (Topic 270) Narrow Scope Improvements (“ASU
2025-11”).
The amendments in ASU
2025-11
provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU
2025-11
also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU
2025-11
are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.
3. Investment Valuation and Fair Value Measurements
The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund’s investments as of the end of the current fiscal period, based on the inputs used to value them:

Notes to Financial Statements
(continued)

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$669,317,941	$–	$669,317,941
Short-Term Investments:
Repurchase Agreements	–	9,033,445	–	9,033,445
Investments in Derivatives:
Futures Contracts*	2,882,713	–	–	2,882,713
Total	$2,882,713	$678,351,386	$–	$681,234,099

*	Represents net unrealized appreciation (depreciation).
The Fund holds liabilities in floating rate obligations and reverse repurchase agreements, which are not reflected in the table above. The fair values of the Fund’s liabilities for floating rate obligations and reverse repurchase agreements approximate their liquidation values. Floating rate obligations and reverse repurchase agreements are generally classified as Level 2 and further described in these Notes to Financial Statements.
4. Portfolio Securities
Inverse Floating Rate Securities:
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the current fiscal period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the fiscal period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NBB	$18,075,000	$79,190,000	$97,265,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NBB	$36,142,726	2.98%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the fiscal period, there were no loans outstanding under such facilities.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the fiscal period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NBB	$18,075,000	$79,190,000	$97,265,000
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the current fiscal period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty
NBB	Fixed Income Clearing Corporation	$9,033,445	$(9,214,296)

Notes to Financial Statements
(continued)

Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities
NBB	$41,825,854	$66,593,384
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
The Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts:
During the current fiscal period, the Fund managed the duration of its portfolio by shorting interest rate futures contracts.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by
“marking-to-market”
on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding*
NBB	$96,741,027

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the fiscal period, the Fund invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Location	Value	Location	Value
NBB
Futures Contracts	Interest rate	Unrealized appreciation on futures contracts*	$2,882,713	–	$–

*
The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

During the current fiscal period, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

NBB
Futures contracts	Interest rate	$(1,731,468)	$5,624,618

Market and Counterparty Credit Risk:
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.
6. Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during current or prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NBB
	Year Ended 3/31/26	Year Ended 3/31/25

Maximum aggregate offering	120,480,111	120,480,111
Common shares sold	–	–
Offering proceeds, net of offering costs	$–	$1,761

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Shares Transactions:
There were no transactions in common shares during the Fund’s current and prior fiscal period.
7. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments. Temporary and permanent differences have no impact on a Fund’s net assets.

Notes to Financial Statements
(continued)

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NBB	$691,765,129	$2,410,931	$(31,017,605)	$(28,606,674)
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NBB	$–	$–	$(28,606,674)	$(18,873,901)	$—	$(2,836,594)	$(50,317,169)
The tax character of distributions paid was as follows:

		3/31/26		3/31/25
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
NBB	$29,408,794	$—	$4,630,329	$26,015,873	$—	$6,671,091
As of year end, the Fund had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NBB	$1,353,141	$17,520,760	$18,873,901
8. Management Fees and Other Transactions with Affiliates
Management Fees:
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625
The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the current fiscal period, the complex-level fee rate for the Fund was as follows:

Fund	Complex-Level Fee

NBB	0.1563%
Other Transactions with Affiliates:
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund did not engage in cross-trades pursuant to these procedures.
9. Commitments and Contingencies
In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Fund did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. As of the end of the current fiscal period, the Fund is not subject to any material legal proceedings.
10. Fund Leverage
Reverse Repurchase Agreements:
During the current fiscal period, the Fund utilized reverse repurchase agreements as a means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the current fiscal period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
NBB	RBC Capital Markets, LLC	4.22%	$(123,000,000)	4/06/26	$(123,000,000)	$(123,403,713)
NBB	TD Securities (USA), LLC	4.20%	(43,000,000)	1/15/27	(43,000,000)	(43,381,267)
NBB	Wells Fargo Securities, LLC	4.21%	(30,950,000)	2/05/27	(30,950,000)	(31,149,069)
Total			$(196,950,000)		$(196,950,000)	$ (197,934,049)

Notes to Financial Statements
(continued)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NBB	365	$(196,950,000)	4.74%
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
NBB	RBC Capital Markets, LLC	$(123,403,713)	$142,445,843
NBB	TD Securities (USA), LLC	(43,381,267)	51,843,833
NBB	Wells Fargo Securities, LLC	(31,149,069)	37,576,008
Total		$(197,934,049)	$231,865,684
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.
11. Inter-Fund Borrowing and Lending
Inter-Fund Lending Program:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter- Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update

(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN TAXABLE MUNICIPAL INCOME FUND (NBB)
Investment Objectives
The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund seeks to enhance portfolio value and total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in taxable municipal securities. The Fund may invest up to 20% of its Assets in securities other than taxable municipal securities, including municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as
“tax-exempt
municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•
The Fund may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. The Fund’s sub-adviser
may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities, and such derivatives are not subject to this policy.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years. The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in taxable municipal securities, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in taxable municipal securities (including Build America Bonds (“BABs”)) and tax-exempt
municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update
(continued)

BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. Build America Bonds are not guaranteed by the U.S. government or its agencies or instrumentalities.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through and the issuance of “senior securities,” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as reverse repurchase agreements.
Integrated Leverage and Hedging Strategy
The Fund employs an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the Bloomberg Barclays Taxable Municipal Long Bond Index (the “Index”). The Fund uses leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, the Fund’s sub-adviser
believes that the use of leverage will generally increase common share net income.
The Fund’s leverage and hedging techniques are referred to as integrated because the Fund’s use of hedging strategies is expected to be directly calibrated to any increased interest rate risk, relative to the Fund’s benchmark, due to the use of leverage.
The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value (“NAV”). These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on the sub-adviser’s
investment capabilities in executing the Fund’s investment strategy as well as the performance of taxable municipal securities relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than its net earnings (and, over time, distributions).
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the taxable bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt
or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update
(continued)

PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risks of NBB

Portfolio Level Risks

Below Investment Grade Risk
Build America Bonds (“BABs”) Risk
Call Risk
Credit Risk
Credit Spread Risk
Defaulted or Distress Securities Risk
Deflation Risk
Derivatives Risk
Direct Lending Risk
Duration Risk
Economic Sector Risk
Financial Futures and Options Transactions Risk
Floating and Variable Rate Securities Risk
Hedging Risk
Income Risk
Inflation Risk
Insurance Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Municipal Securities Risk
Municipal Securities Market Liquidity Risk
Municipal Securities Market Risk
Other Investment Companies Risk
Reinvestment Risk
Restricted and Illiquid Investments Risk
Special Risks Related to Certain Municipal Obligations
Structured Products Risk
Swap Transactions Risk
Tobacco Settlement Bond Risk
Unrated Securities Risk
Valuation Risk
When-Issued and Delayed Delivery Transactions Risk
Zero Coupon Bonds Risk

Fund Level and Other Risks

Anti-Takeover Provisions
Counterparty Risk
Cybersecurity Risk
Economic and Political Events Risk
Fund Tax Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Leverage Risk
Market Discount from Net Asset Value
Recent Market Conditions
Reverse Repurchase Agreement Risk

Shareholder Update
(continued)

Portfolio Level Risks:
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Build America Bonds (“BABs”) Risk.
BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. BABs are not guaranteed by the U.S. government or its agencies or instrumentalities. While the federal subsidy continues for the life of the bonds, provided that the issuer continues to meet all applicable program eligibility requirements, there is no assurance that the federal subsidy will be continued at original levels. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2030. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019, 5.9% in 2020 and 5.7% between 2021 and 2030. Further decreases in the level of the subsidy may impair the ability of issuers to make interest payments when due.
BABs were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax free municipal bonds. Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the issuance of BABs ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that BABs will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. Changes to the U.S. federal income tax laws or other federal legislation may affect the demand for and supply of taxable municipal bonds, including BABs, and/or trigger extraordinary call features of the BABs. The extraordinary call features of certain BABs permit early redemption at par value, which, if triggered, could result in potential losses for the Fund if such BABs were purchased at prices above par, and may require the Fund to reinvest redemption proceeds in lower-yielding securities.
BABs involve similar risks as traditional municipal bonds, including credit, call and market risk. Because certain states, including California, New York, Illinois, Texas and Ohio, were heavy issuers of BABs, the Fund may have a greater exposure to the economic or other factors affecting such states than a more diversified national municipal bond fund. In addition, should a BAB’s issuer fail to continue to meet the applicable requirements, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. BABs may be subject to greater reinvestment risk, which is the risk that the Fund is unable to invest in bonds with similar yields, as BABs with attractive above-market purchase yields mature or are called.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (
i.e.,
the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted or Distressed Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Direct Lending Risk.
The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.
As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating and Variable Rate Securities Risk.
Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-

Shareholder Update
(continued)

income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk.
The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.
Inverse Floating Rate Securities Risk.
In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser
than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Shareholder Update
(continued)

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Structured Products Risk.
In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty, valuation and liquidity risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.
Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tobacco Settlement Bond Risk.
Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on

Shareholder Update
(continued)

preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-adviser
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser
to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict among Israel, Iran, and Hamas and other militant groups. These conflicts have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The ultimate effects of these events, including the United States’ potential involvement in any global conflict(s), along with other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update
(continued)

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of March 31, 2026 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended March 31, 2026) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

NBB

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	40.18%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	4.46%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.79%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(19.71)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.35)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.00)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.36%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.72%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

Shareholder Update
(continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; or (iv) the Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

ADDITIONAL DISCLOSURES FOR THE FUND AS OF THE FISCAL YEAR ENDED MARCH 31, 2026
This annual report includes additional disclosures for the Fund as it has an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN TAXABLE MUNICIPAL INCOME FUND (NBB)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NBB

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NBB

Management Fees	0.98%

Interest and Other Related Expenses (2)	2.18%

Other Expenses (3)	0.08%
Total Annual Expenses	3.24%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended March 31, 2026.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended March 31, 2026. The types of leverage used by the Fund during the fiscal year ended March 31, 2026 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NBB	$42	$109	$178	$360
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

Shareholder Update
(continued)

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.
NBB

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

March 2026	$16.39	$15.18	$16.87	$16.08	(2.85)%	(5.60)%

December 2025	$16.57	$15.67	$16.77	$16.40	(1.19)%	(4.45)%

September 2025	$16.28	$15.52	$16.62	$15.84	(2.05)%	(2.02)%

June 2025	$16.07	$14.83	$16.56	$15.78	(2.96)%	(6.02)%

March 2025	$16.47	$14.98	$16.81	$16.11	(2.02)%	(7.01)%

December 2024	$16.73	$14.98	$17.37	$16.11	(3.68)%	(7.01)%

September 2024	$17.31	$15.25	$17.53	$16.41	(1.25)%	(7.07)%

June 2024	$15.52	$14.56	$16.86	$16.15	(7.95)%	(9.85)%
The following table shows, as of March 31, 2026 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

March 31, 2026	NBB

NAV per Common Share	$16.26

Market Price	$15.66

Percentage of Premium/(Discount) to NAV per Common Share	(3.69)%

Net Assets Attributable to Common Shares	$477,822,467
Shares of
closed-end
investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

SENIOR SECURITIES
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last ten fiscal years, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended March 31, 2026 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The financial statements with respect to the fiscal years ended prior to 2025, where applicable, have been audited by other auditors. The Fund’s audited financial statements for the year ended March 31, 2026, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.

	Borrowings Outstanding at the End of Period
Year Ended 3/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)

2026	$ 0	$ 0

2025	0	0

2024	0	0

2023	0	0

2022	0	0

2021	0	0

2020	0	0

2019	0	0

2018	90,175	7,445

2017	90,175	7,281

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before March 31, 2026, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NBB	$—
Qualified Interest Income (QII)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage

NBB	98.8%	100.0%
163(j)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

NBB	100.0%

Additional Fund Information
(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NBB

Common shares repurchased	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return
: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a)issues floating rate certificates typically paying short-term tax-exempt
interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding
:
Pre-Refunded
Bond/Pre-Refunding,
also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Former Investment Advisory Committee Member and Chair (2007–2024), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	209

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	209

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Chairman of the Board (since 2025), Apeel Sciences; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				209

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006–2019); formerly, various positions with ICI (1989-2006); Formerly President (2023–2025) and Member (2020–2025) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	209

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III
Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
209

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
209

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
209

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account
VA-1
			(2022–2023).	209

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
			and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx. Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); Member of the Executive Leadership Council (ELC) (since 2014).	209

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	209

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	209

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	209

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President and Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund Advisors, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Director and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019
Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008
Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
Board Members serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-B-0326P 5366776

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen Taxable Municipal Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm, billed to the Registrant during the Registrant’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
March 31, 2026	$31,607	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

March 31, 2025	$31,350	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
March 31, 2026	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

March 31, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
March 31, 2026	$0	$0	$11,629,068	$11,629,068
March 31, 2025	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, serves as chief investment officer and head of Nuveen’s municipal fixed income department – the largest and most experienced team of investment professionals in the industry. He is the lead portfolio manager for high yield municipal strategies, as well as tax-exempt and taxable municipal strategies across open-end funds, closed-end funds and customized institutional portfolios. Prior to his current role, Dan was a long-serving portfolio manager for several municipal mutual funds and played a key role in establishing and expanding Nuveen’s institutional platform as head of Taxable Municipals. He also chairs the Municipal Investment Oversight Committee, helping to set the strategic direction of all municipal strategies managed by Nuveen. As a leading expert in the municipal market, Dan is a trusted voice on the complexities of state and local government debt. Dan joined Nuveen in 2000 as a municipal fixed income research analyst, covering the corporate-backed, energy, transportation, and utility sectors. He began his investment career in 1998 as an analyst at Banc of America Securities. He holds a B.S. in Business from Miami University and an M.B.A. from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined the firm in 2008. Prior to her current role, she served as senior research analyst for Nuveen’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	18	$29.86 billion
	Other Pooled Investment Vehicles	2	$389.46 million
	Other Accounts	41	$16.57 billion

Kristen M. DeJong	Registered Investment Company	20	$18.73 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	41	$16.57 billion
*	Assets are as of March 31, 2026. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of NBB Securities

As of March 31, 2026, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Close	X
Kristen M. DeJong	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Taxable Municipal Income Fund

Date: June 5, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 5, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)